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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 19, 2000
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                           HealthCare Properties, L.P.
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-17695                 62-1317327
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)

14160 Dallas Parkway, Suite 300, Dallas, Texas                     75007
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           (972) 770-5600
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(Not Applicable)
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(Former name or former address, if changed since last report)


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


Item 4.  Changes in Registrant's Certifying Accountant

         On July 19, 2000, the General Partner of HealthCare Properties, L.P., a Delaware limited partnership ("HealthCare") approved the engagement of Ernst & Young L.L.P. ("Ernst & Young") as its independent auditors for the fiscal year ending December 31, 2000 to replace the firm of KPMG L.L.P. ("KPMG") as its independent auditors, who were dismissed as auditors of HealthCare effective July 20, 2000.

         The reports of KPMG on HealthCare's financial statements for the past two (2) fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the HealthCare's financial statements for each of the two fiscal years ended December 31, 1999 and December 31, 1998, and in the subsequent interim period, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in their report.

         Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-K, HealthCare has provided KPMG with a copy of this Form 8-K and has requested KMPG to furnish HealthCare with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which KPMG does not agree with such statements. KPMG's response letter will be filed in an amendment to this Form 8-K pursuant to Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HEALTHCARE PROPERTIES, L.P.


Date: July  26, 2000                            By:      /s/ Lawrence A. Cohen
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                                                         Lawrence A. Cohen
                                                         Chief Executive Officer